Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Isco, Inc. (the “Company”) on Form 10-K for the period ended July 25, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert W. Allington, Chairman of the Board of Directors and Chief Executive Officer of the Company, certify, pursuant to 10 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 , that: (1) the Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/Robert W. Allington	Date: November 6, 2003

Robert W. Allington
Chairman of the Board of Directors and
Chief Executive Officer

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